Exhibit 99.2

PANERA, L.L.C.
CONFIDENTIAL AND PROPRIETARY INFORMATION
AND NON-COMPETITION AGREEMENT

     I, Rebecca A. Fine, in consideration of the offer of employment to me by Panera, L.L.C. (“Panera” and/or “Company”) or to continue employment with Panera, as the case may be, and the compensation and other consideration that may hereafter be paid to me, agree to the following:

     1. EMPLOYEE WARRANTIES

          I warrant that I am free to enter into the terms of this Panera, L.L.C. Confidential And Proprietary Information And Non-Competition Agreement (“Agreement”) and that I have no obligations inconsistent with unrestrained employment by Panera and I further represent and warrant that my performance of all the terms of this Agreement and as an employee of Panera does not and will not breach any agreement to keep in confidence information acquired by me in confidence or in trust prior to my employment by Panera. Moreover, I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

     2. NO ASSURANCES OF CONTINUED EMPLOYMENT

          I understand and agree that nothing in this Agreement or any discussions I have had with Panera or any of its representatives shall be construed to give me any right or assurance of continued employment by Panera; and that my employment relationship with Panera is terminable at will, with or without notice, with or without reason, by either Panera or me.

     3. CONFLICTING EMPLOYMENT

          I agree that during the term of my employment with Panera I will not engage in any other employment, occupation, consulting or other business activity related to the business in which Panera is now involved or becomes involved during the term of my employment, nor will I engage in any other activities that conflict with my obligations to Panera, including, but not limited to, soliciting franchisees or potential franchisees for personal gain and/or benefit.

     4. CONFIDENTIAL NATURE; PUBLIC STATEMENTS

          4.1 I shall keep confidential the terms of this Agreement. A breach of this confidentiality undertaking shall relieve the Company of any of its undertakings and obligations set forth herein.

          4.2 The provisions of subsection 4.1 notwithstanding, it shall not be deemed a violation of my duty to keep the terms hereof confidential should:

                (i) disclosure be compelled by applicable law or by order of either a court of competent jurisdiction or governmental or administrative authority.

                (ii) disclosure of this Agreement be made by me to members of my immediate family, or to professionals consulted by me for advise regarding this Agreement, including, without limitation, lawyers and certified public accountants; provided that any person to whom such disclosure is authorized shall agree to be bound by the terms of paragraph 4.

     5. CONFIDENTIAL AND PROPRIETARY INFORMATION

          5.1 I understand and acknowledge that in the course of my employment, I have received and/or will receive and/or may receive and/or have access to certain “Confidential Information” (as defined below) of Panera. I hereby acknowledge that such Confidential Information constitutes a valuable and proprietary asset of Panera which Panera desires to protect.

          5.2 For purposes of this Agreement, “Confidential Information” shall include, but not be limited to, the following: this Agreement; trade secrets; operating techniques, procedures and methods; product specifications; customer lists; account information; price lists; discount schedules; budgets, correspondence with customers, vendors, competitors, employees, partners, franchisees or any other entity or person; drawings; software; samples; leads from any source; marketing techniques; procedures and methods; employee lists; internal financial reports (including, but not limited to, internal sales and/or profit and loss reports) of the Company and its affiliates and/or franchisees; sourcing lists; and recruiting lists; and any other such proprietary information, but shall not include any such information which has become generally known to or available for use by the public other than by my act(s) or omission(s).

          5.3 I agree that during the term of this Agreement and at any time thereafter, I will not, without the authorization of Panera: (i) disclose any Confidential Information to any person or entity for any purpose whatsoever; or (ii) make use of any Confidential Information for my own purposes or for the benefit of any other person or entity, other than Panera, and it is expressly understood and agreed that this prohibition shall include not using any such Confidential Information in competing with Panera at any time.

     6. COVENANTS NOT TO COMPETE

          6.1 I covenant and agree that I will not engage in any “Competitive Activity” (as defined below) at any time during my employment with the Company and/or within the fifty-two (52) week period following the date of my termination from the Company for any reason or no reason.

          6.2 “Competitive Activity” shall include the following:

                (i) being employed by, or directly or indirectly, advising, consulting in, or acting in any way as an agent for any company listed on Attachment A (the “Listed Competitors”); or

                (ii) directly or indirectly engaging in, being employed by, advising, consulting in, or acting in any way as an agent for any entity engaged, in whole or in part, in any retail food establishment (including any restaurant or bakery, but excluding any exclusively based pizza concept) in which any of the following categories constitutes more than twenty percent (20%) of its revenues (an “Other Competitor”): (a) bakery goods and breads; (b) sandwiches, soups and/or salads, other than those ordered through a wait person taking orders at a table (the term “sandwiches” shall not include hamburgers); or (c) coffee and coffee-based drinks; as well as any business (without regard to revenue) that manufactures, wholesales and/or distributes fresh or frozen dough or bakery products which is or may be competitive with or adverse to the Company’s business and which is within a 100 mile radius of where the Company is engaged in business or where the Company is attempting to engage in business or where the Company may reasonably be expected to engage in business within the 12 months immediately following my termination; or

                (iii) providing any services, directly or indirectly, to any division or direct or indirect parent company of any Listed Competitor (including the parent companies listed on Attachment A), or any Other Competitor, or to any other affiliated company of a Listed Competitor or Other Competitor; other than any entity that owns a minority interest in a Listed Competitor or Other Competitor solely as a passive investor, without any involvement in the management of such Listed Competitor or Other Competitor; or

                (iv) having, or acquiring any interest in (whether as proprietor, partner, stockholder, consultant, officer, director, or any type of principal whatsoever) in any Listed Competitor, Other Competitor or in any division, or direct or indirect parent company of any Listed Competitor or Other Competitor, except that the direct or indirect ownership of five percent (5%) or less of the stock of a company whose shares are listed on a national securities exchange or are quoted on the National Association of Securities Dealers Automated Quotation System shall not be deemed having or acquiring any such interest; or

                (v) directly or indirectly being employed by, advising, consulting in, or acting in any way as an agent for any entity or individual: (a) which is a franchisee of the Company, or (b) which was a franchisee of the Company at any time within the twelve (12) months immediately prior to my termination from the Company, or (c) which the Company is and/or was attempting to secure as a franchisee at any time within the twelve (12) immediately prior to my termination from the Company, or (d) which the Company may reasonably be expected to secure as a franchisee at any time within the twelve (12) months immediately following my termination or (e) which is or was an equity owner of 10% or more of a Company franchisee; or

                (vi) having, or acquiring any interest in (whether as proprietor, partner, stockholder, consultant, officer, director, or any type of principal whatsoever) any entity: (a) which is a franchisee of the Company, or (b) which was a franchisee of the Company at any time within the twelve (12) months immediately prior to my termination from the Company, or (c) which the Company is and/or was attempting to secure as a franchisee at any time within the twelve (12) months immediately prior to my termination from the Company, or (d) which the

Company may reasonably be expected to secure as a franchisee at any time within the twelve (12) months immediately following my termination, or (e) which includes an entity or individual equity owner that is or was an equity owner of 10% or more of a Company franchisee; except that the direct or indirect ownership of five percent (5%) or less of the stock of a company whose shares are listed on a national securities exchange or are quoted on the National Association of Securities Dealers Automated Quotation System shall not be deemed having or acquiring any such interest.

          6.3 Both during the term of my employment with the Company and at any time within the twenty-four (24) month period following my termination from the Company for any reason or no reason, I hereby agree not to directly or indirectly solicit or otherwise attempt to induce, influence, or encourage any employee and/or independent contractor and/or consultant and/or supplier and/or franchisee of the Company to terminate and/or modify in any way his/her and/or its employment or other such business relationship with the Company.

          6.4 For purposes of Section 6, references to “the Company’s business” and/or “where the Company is engaged in business” and/or “where the Company is attempting to engage in business” and/or “where the Company may reasonably be expected to engage in business”, shall mean any and/or all current and/or future franchisee operation(s) as well as any current and/or future Company operation(s).

          6.5 At any time I may request a waiver, in whole or in part, of Section 6 by notifying the Company in writing of my request. Within 15 days of my providing the Company with relevant information pertaining to such a waiver request and my providing such written information as the Company may request regarding the potential violation of these Covenants Not To Compete), the Company, through the Chief Executive Officer and/or his/her designee, will consider such a request and communicate with me.

     7. SEPARATION PAY

          7.1 Upon the occurrence of a “Separation Event”, as defined below, and provided I comply with all of the obligations contained in this Agreement (including, but not limited to Section 6), Panera agrees to: (i) pay me fifty-two (52) weeks of my “Base Pay” as defined in Section 7.2 below; (ii) at my option, continue my health and dental insurance for this same fifty-two (52) week period, with then existing employee premium payments (if any) to be deducted from my Separation Pay, with COBRA notification to follow; (iii) at my option, allow me to make my lawful contribution(s) to Panera’s then existing 401K plan for this same fifty-two (52) week period.

          7.2 “Base Pay” shall mean my annualized base salary at the time of the “Separation Event” as pre-established by the Company, plus my annual car allowance, if applicable. Unless specifically mentioned in the preceding sentence, Base Pay shall not include any bonus, incentive compensation (including, but not limited to, stock options) or other benefits or allowances I may otherwise be entitled to receive as of the effective date of the Separation

Event. If no base salary has been pre-established by the Company, then Base Pay shall mean my previous year’s annualized base salary as reflected in my most recent Form W-2 from Panera, plus my annual car allowance, if applicable. Unless specifically mentioned in the preceding sentence, excluded from this calculation of my base salary (and, accordingly, to be subtracted from my prior year’s Form W-2) are any bonuses, incentive compensation (including, but not limited to, stock options) or other benefits or allowances he received in the prior year.

          7.3 Panera agrees that the above described Separation Pay shall be made in substantially equal installments following my termination and disbursement shall be on the dates on which I would have received his regular salary payments.

          7.4 The above described Separation Pay will be reduced (dollar for dollar, or the equivalent thereof) solely by any business compensation and/or benefits I receive and/or earn during the severance period from any business source, including, without limitation, salary, bonus(es), benefits, consulting fees, income from self-employment, stocks, stock options, equity rights, or otherwise (for purposes of this Section 7.4 hereinafter “compensation and/or benefits”), other than (i) from Panera or (ii) from the sale of Panera equity. For purposes of this Section 7.4, “compensation and/or benefits” as above defined shall not include inheritances, income received at any time from passive investments and/or income received from active investments provided such active investments are in existence prior to my termination and are otherwise in compliance with this Agreement. I shall promptly notify Panera of any and all such compensation and/or benefits. In the event the severance benefits then payable are less than the dollar for dollar compensation and/or benefits (or the equivalent thereof) I receive and/or earn during fifty-two (52) week period following the Separation Event, I shall immediately pay the Company the difference up to the total value of the severance benefits.

          7.5 Panera shall have no obligation to pay the above described Separation Pay or any other compensation to me if:

                (i) no Separation Event occurs, or

                (ii) I fail to comply with the all of my obligations contained in this Agreement.

          7.6 For purposes of this Agreement, a “Separation Event” shall mean and be limited to the termination of my employment with Panera other than (i) by Panera for cause (as defined below), (ii) as a result of my death or permanent disability (unless termination for a disability is pursuant to Section 7.8 below), or (iii) by my voluntary separation of services and employment with, or resignation from, Panera.

          7.7 For purposes of this Agreement, “cause” shall include, for example, but is not limited to, dishonesty; conviction of a felony or other crime involving moral turpitude; willful misconduct; gross dereliction and/or gross neglect of duties; a material breach of the terms of this Agreement which continues uncured for fifteen (15) days after Panera has given written notice to me specifying in reasonable detail the material breach; or conflict of interest; in each case determined in good faith by Panera consistent with the examples set forth herein.

          7.8 Panera may terminate my employment if, at any time during my employment, I become disabled so that I am unable to perform the essential functions of my employment, with reasonable accommodation, for a period of ninety (90) days in the aggregate during any 180-day period. The determination of my disability for purposes of this Section 7.8 shall be made by a qualified physician acceptable to both parties. In the event that Panera and I are unable to agree upon a qualified physician, each party shall select a qualified physician, and in the event those two physicians are unable to agree upon a determination as to my disability, a third neutral physician (“Neutral Physician”) acceptable to the parties shall be selected. The determination of disability by the Neutral Physician shall be final and binding for purposes of this Agreement. In the event my employment is terminated pursuant to this Section 7.8, said termination shall be deemed a “Separation Event” pursuant to Section 7.6 entitling me to “Separation Pay”, provided I comply with the obligations contained in this Agreement, including Section 7 and its subparts. In addition to any reductions in Severance Pay provided for in Section 7.4, any Severance Pay made pursuant to this Section 7.8 shall also be offset dollar for dollar by any payments made in the aggregate to me under Panera’s then existing Salary Continuation and/or Long-Term Disability Plan(s).

          7.9 If I shall voluntarily terminate my employment with, or resign from, the Company I shall provide the Company at least sixty (60) calendar days’ prior written notice thereof and I will be expected to continue to perform my duties consistent with the Company’s good faith expectations up to the date of my voluntary termination or resignation.

          7.10 All severance payments required to be made by Panera pursuant to this Agreement to me shall be subject to the withholding of such amounts, if any, relating to tax (including federal and state withholding, social security and other applicable taxes) and other payroll deductions Panera may reasonably determine it should withhold pursuant to applicable law or regulation or agreement.

          7.11 In addition to my other obligations contained in this agreement, in order to receive any severance benefits as provided above, I shall voluntarily agree to and sign at or about the time of my termination a full and complete release in the form appended hereto as Attachment B. It is agreed and understood that prior to the execution by me of Attachment B, the Company may modify Attachment B for the sole purpose of complying with any changes in the law.

     8. RETURN OF PANERA DOCUMENTS

          When I leave the employ of Panera, I will deliver to Panera any and all drawings, notes, memoranda, specifications, devices, formulas, and any other documents pertaining to Panera and/or Panera’s business, including, but not limited to, computer files, together with all copies thereof, and any other material containing or disclosing any Confidential Information as defined in Section 5 above (collectively “such Documents”). The above shall include any and all such Documents contained on, for example, a home computer system. I further agree not to retain in any way any such Documents, and I will, for example, first return such Documents and then delete such Documents from any home computer system. I further agree that any property situated on Panera’s premises and/or owned by Panera, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Panera personnel at any time with or without notice.

     9. BENEFITS

          Except as herein otherwise provided, any benefits arising out of or connected with my employment shall cease as of the effective date of a Separation Event or other termination of active employment, as applicable. The foregoing shall not relieve Panera of its obligations under the law pertaining to my benefits following the effective date of a Separation Event or other termination of employment.

     10. INJUNCTIVE RELIEF

          I acknowledge that Panera’s remedy at law for a breach of Sections 4, 5, 6 and 8 of this Agreement would be inadequate and I hereby expressly agree that Panera shall be entitled to apply to any court, having jurisdiction, for an injunction restraining me in the event of a breach, actual or threatened, of the covenants contained in this Agreement without the necessity of proof of actual damages. Such right shall be in addition to any other remedies provided for herein or otherwise available at law or equity. I further waive any requirement that a bond be posted or that irreparable damage be demonstrated as a condition to any injunctive relief.

     11. ARBITRATION

          Any controversy or claim arising out of or relating to my employment with Panera (including, but not limited to, applicable state and/or federal law), this Agreement, or the breach hereof (“claims”), except for claims which may be enforced pursuant to Section 10, shall be settled exclusively by arbitration before a single arbitrator which shall be held in the City of Boston, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The provisions hereof shall be a complete bar and defense to any suit, action or proceeding instituted in any federal, state or local court or before any administrative tribunal with respect to any matter which is arbitrable as herein set forth. The provision of this section with respect to arbitration shall survive the termination or expiration of this Agreement. Nothing herein contained shall be deemed to give any arbitrator any authority, power, or right to alter, change, amend, modify, add to, or subtract from any provisions of this Agreement the arbitrator shall have no authority to award punitive damages or attorney’s fees to any party. The decision of the arbitrator shall be final and conclusive. Judgment on an award rendered by the arbitrator may be entered in any court of competent jurisdiction.

     12. NOTICES

          Any notices required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or if sent by certified or registered mail, three (3) days after the date of mailing.

(i)	All notices to me shall be addressed to me at:

or to such other place(s) as I may designate by written notice to Panera.

(ii)	All notices to Panera shall be addressed to Panera at:

63 Kendrick Street

Needham, NA 02494

Attention: CEO

or to such other place(s) as the Company may designate by written notice to me.

     13. NOTIFICATION OF NEW EMPLOYER

          I agree that I will advise any prospective employer of the covenants and restrictions of this Agreement before accepting any offer from another employer and such notification shall not be a breach of Section 4.1.

     14. DEATH

          This Agreement and all obligations of Panera hereunder including, but not limited to, any Severance obligation, shall terminate upon my death. In the event of a termination upon my death, monies or compensation owed by Panera to me up to the date of termination shall be paid to my estate or designee.

     15. MISCELLANEOUS

          15.1 Except as limited by Section 11 above, I agree and consent that this Agreement and any dispute arising hereunder shall be governed by the laws of the Commonwealth of Massachusetts and its applicable courts shall have jurisdiction over such matters; and I agree and consent to waive trial by jury in any action or proceeding between the parties.

          15.2 No waiver by Panera of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by Panera of any right under this Agreement shall be construed as a waiver of any other right. Panera shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

          15.3 In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and each provision of this Agreement shall, if necessary, be deemed to be independent of each other and each supported by valid consideration. If moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

          15.4 To the extent necessary to provide Panera with the full and complete benefit of this Agreement, the provisions in this Agreement and my obligations hereunder shall survive the termination of this Agreement and shall not be affected by such termination. The provisions of this Agreement shall also survive the assignment of this Agreement by Panera to any successor in interest or other assignee.

          15.5 This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Panera, its successors, and its assigns.

          15.6 The captions and headings throughout this Agreement are for convenience and reference only, and they shall in no way be held or deemed to define, modify or add to the meaning, scope or intent of any provision of this Agreement.

          15.7 This Agreement is the final, complete and exclusive agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

          15.8 This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original but all of which counterparts shall together constitute but one agreement.

          15.9 By signing below, I acknowledge receiving a copy of this Agreement; I acknowledge and agree that I am entering into this Agreement voluntarily and of my own free will; and I acknowledge and agree that I have not been coerced or suffered any duress in order to induce me to enter into this Agreement.

          15.10 This Agreement shall be effective as of the first date signed below.

     16. ATTORNEY REVIEW

          I acknowledge that I have been expressly advised by Panera to review this Agreement with an attorney prior to executing it.

     I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND THE MEANING OF ITS VARIOUS TERMS AND THE CONSEQUENCES OF SIGNING THIS AGREEMENT.

     I HAVE BEEN GIVEN MORE THAN REASONABLE TIME TO CONSIDER AND ACCEPT THE CONDITIONS OF THIS AGREEMENT.

EXECUTED UNDER SEAL
/s/ Rebecca Fine Signature
8/3/04 Date
Rebecca A. Fine Name (typed or printed)

SUBSCRIBED AND SWORN TO before me this 3rd day of August, 2004
Pamela B. Sargeat
Notary Public

ACCEPTED AND AGREED TO:

PANERA, L.L.C.

By:	Mark E. Hood
Title:	SVP, CFO

Dated:	8/31/04